                                                                  EXHIBIT 10.13


                               AMENDMENT TO LEASE


        Amendment to Lease dated this 1st day of December, 1994. The undersigned parties hereby stipulate, understand and agree as follows:

        1. The undersigned are parties to a written Lease Agreement dated January 7, 1986 ("the Lease") under which Arrow Molded Plastics, Inc. ("Tenant") as Tenant is leasing the following described property from C. J. Edwards Company, Inc. ("Landlord") as Landlord:

        Situated in the City of Circleville, County of Pickaway, State of Ohio and bounded and described as follows:

        Beginning at a half inch rebar set in the East line of Clinton Street said iron pin being 81.00' South of and at right angles to the centerline of the N and W Railroad original centerline (formerly Penn Central Railroad); thence on a line parallel to and 81.00 feet from railroad centerline S 86 10' 12" E 410.91 feet to a half inch rebar set, being in the Westerly line of Lot No. 1 of Van Riper's Subdivision; thence partly with said West line S 2 49' W 270.47 feet to an axle found; thence N 87 44' W 512.00 feet to a half inch iron pin found in the Easterly line of Clinton Street 163.25 feet from an iron pin found at the Point of Intersection of said East line of Clinton Street with the North line of Half Avenue; thence with the East line of Clinton Street N 22 30' 15" E 300.20 feet to the Place of Beginning.



              Containing 2.9307 acres, more or less, together with all improvements and appurtenances thereon or thereto pertaining.

        2. The parties have amended said Lease by written Amendment dated April 26, 1986 and desire further to amend certain provisions of the Lease.

        3. Paragraph 2 of the Lease is deleted, and the following substituted in the place and stead thereof:

        2.   TERMS AND EXTENSIONS.

             The initial term of this Lease shall be for a period of ten (10) years, commencing on January 7, 1986, and terminating on January 6, 1996, both dates inclusive (hereinafter referred to as the "initial term"). Provided Tenant is not in default of any terms of this Lease at the time Tenant notifies Landlord of the exercise of any option hereunder, Tenant shall have the option to extend and renew this Lease for five (5) successive periods of one (1) year each, the first of said period of renewal and extension shall commence on January 7, 1996, and terminate on January 6, 1997, (hereinafter referred to as the "first renewal term"). The second of said periods of renewal and extension shall commence on January 7, 1997, and terminate on January 6, 1998, hereinafter referred to as the "second renewal term"). The third of said periods of renewal and extension shall commence on January 7, 1998, and terminate on January 6, 1999, (hereinafter referred to as the "third renewal term"). The fourth of said periods of renewal and extension shall commence on January 7, 1999 and terminate on January 6, 2000, (hereinafter referred to as the "fourth renewal term"). The fifth of said periods of renewal and extension shall commence on January 7, 2000 and terminate on January 6, 2001, (hereinafter referred to as the "fifth renewal term"). The options to renew or extend herein contemplated shall be deemed exercised by Tenant without any action required by Tenant unless Tenant advises the Landlord, by certified mail, return receipt requested as hereinafter provided not less than six (6) months prior to the expiration of the term of the lease then in effect, that Tenant desires to terminate this Lease at the expiration of the term of the lease then in effect.

             Each such renewal term shall be upon the same terms, covenants and conditions, excluding rent, as provided in this Lease for the initial
        term.   Any termination of this Lease during any term shall terminate any and all further rights of renewal or extension hereunder.

        4. Paragraph 3C of the Lease, as amended, is hereby deleted in its entirety effective from and after January 7, 1996, and the following shall thereupon be substituted in the place and stead thereof:

            C. (1) The rent for the first renewal term shall be TWO HUNDRED FORTY THOUSAND ($240,000.00) DOLLARS.

                 (2) The rent for the second renewal term shall be TWO HUNDRED FORTY THOUSAND ($240,000.00) DOLLARS plus the Additional Annual Rent determined by the following formula:



              The last monthly CPI
             published immediately
            prior to January 7, 1997
         ------------------------------    - 1 X 240,000

              The last monthly CPI
             published immediately
            prior to January 7, 1996


                 (3) The rent for the third renewal term shall be TWO HUNDRED FORTY THOUSAND ($240,000.00) DOLLARS plus the Additional Annual Rent determined by the following formula:


              The last monthly CPI
             published immediately
            prior to January 7, 1998
         ------------------------------    - 1 X 240,000

              The last monthly CPI
             published immediately
            prior to January 7, 1997


                 (4) The rent for the fourth renewal term shall be TWO HUNDRED FORTY THOUSAND ($240,000.00)

        DOLLARS plus the Additional Annual Rent determined by the following formula:



              The last monthly CPI
             published immediately
            prior to January 7, 1999
         ------------------------------    - 1 X 240,000

              The last monthly CPI
             published immediately
            prior to January 7, 1998


                 (5) The rent for the fifth renewal term shall be TWO HUNDRED FORTY THOUSAND ($240,000,00) DOLLARS plus the Additional Annual Rent
        determined by   the following formula:

              The last monthly CPI
             published immediately
            prior to January 7, 2000
         ------------------------------    - 1 X 240,000

              The last monthly CPI
             published immediately
            prior to January 7, 1999

                 (6) For the purposes of the formula above set forth, CPI is defined as the Bureau of Labor Statistics (BLS) Consumer Price Index for all Urban Wage Earners and Clerical Workers for the North Central Region for all items less food, shelter and energy. The index base shall be the index base in effect on January 7, 1996. In the event the additional annual rent as calculated under the above formula for any year is less than zero (0), the annual rent shall not be reduced.

        5. Paragraph 3D is deleted, and the following substituted in the place and stead thereof:

             D. The rent due for each lease year shall be payable in advance, in twelve equal monthly installments, which shall be due and paid on the seventh day of each month during the lease year.

             If the Tenant shall default in any payment or expenditure other than rent required to be paid or expended by the Tenant under the terms hereof, the Landlord may at its option make such payment or expenditure, in which event the amount thereof shall be payable as rental to the Landlord by the Tenant on
        the next ensuing rent day together with interest at the prime   rate
        then in effect as published by the Michigan National Bank of Detroit from the date of such payment or expenditure by the Landlord and on default in such payment the Landlord shall have the same remedies as on default in payment of rent.

             All payments of rent or other sums to be made to the Landlord shall be made at such place as the Landlord shall designate in writing from time to time.

        6. Except as amended herein, the Lease, as amended, is hereby ratified and affirmed.

        IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.


WITNESSED BY:                                LANDLORD:

                                             C. J. EDWARDS COMPANY, INC.

          [SIG]                              By:         [SIG]
---------------------------                     -----------------------------

                                             Its:         CFO
---------------------------                      ----------------------------


                                             TENANT:

                                             ARROW MOLDED PLASTICS, INC.

          [SIG]                              By:         [SIG]
---------------------------                     -----------------------------

                                             Its:         CEO
---------------------------                      ----------------------------

                               AMENDMENT TO LEASE


        AMENDMENT TO LEASE made this 8th day of September, 1986, by and between
C. J. EDWARDS COMPANY, INC., of 3905 Rochester Road, Royal Oak, Michigan 48073, doing business as Edwards Ohio, Inc., the Lessor, hereinafter designated as the LANDLORD, and ARROW MOLDED PLASTICS, INC., of 600 S. Clinton Street, Circleville, Ohio 43113, the Lessee, hereinafter designated as the TENANT.

        WHEREAS, LANDLORD and TENANT desire to amend certain terms and provisions of a written Lease between them dated January 7, 1986 covering a certain building in Circleville, Ohio, a copy of which Lease is marked Exhibit A, annexed hereto and by reference made a part hereof (the Written Lease);

        NOW, THEREFORE, IT IS MUTUALLY UNDERSTOOD AND AGREED by and between the parties hereto, for and in consideration of their mutual covenants herein contained, as follows:

        1. Paragraphs 3B and 3C of the Written Lease are hereby deleted and the following substituted in the place and stead thereof:

             3. B. The rent for the first lease year (January 7, 1986 to January 6, 1987) shall be: TWENTY-FOUR THOUSAND ($24,000.00) DOLLARS per month for the period January 7, 1986 to April 6, 1986, TWENTY THOUSAND SIX HUNDRED SIXTY-SIX and 66/100 ($20,666.66) DOLLARS per month for the period April 7, 1986 to January 6, 1987.

                  C. The rent for the second lease year, and each lease year thereafter, shall be TWO HUNDRED FORTY-EIGHT THOUSAND ($248,000.00) DOLLARS subject to the following adjustment:

                     (1) In the event the prime rate of interest announced by Michigan National Bank of Detroit as its "prime rate," on the last day of the immediately preceding lease year is greater than 9 1/2%, the rent for the lease year then beginning shall be increased by $3,800.00 for each 1/4% increase in the prime rate in excess of 9 1/2%. For example, if the prime rate on the last day of the third lease year is 10 1/2%, the rent for the fourth lease year shall be $248,000.00 + ($3,800.00 x 4) = $263,200.00.

                     (2) In the event the prime rate of interest announced by the Michigan National Bank of Detroit as its prime rate on the last day of the immediately preceding lease year is less than 9 1/2%, the rent for the lease year then beginning shall be decreased by $3,800.00 for each 1/4% decrease in the prime rate below 9 1/2%, provided, however, that in no event shall any such decrease reduce the rent due under this Paragraph 3C below $240,000.00. For example, if the prime rate on the last day of the third lease year is 9 1/4%, the rent for the fourth lease year shall be $248,000.00 - $3,800.00 = $244,200.00.

        2. That except as hereinabove amended the Written Lease is in all respects hereby expressly ratified and affirmed.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment to Lease the year and date first above written.


WITNESSED BY:                              LANDLORD:

                                           C. J. EDWARDS COMPANY, INC.

Charlotte Trombley                         By:         [SIG]
------------------------                      --------------------------------

Kimberly  Brunton                         Its:       Sec/Treas.
------------------------                       -------------------------------


                                           TENANT:

                                           ARROW MOLDED PLASTICS, INC.

     [SIG]                                   By:          [SIG]
------------------------                       -------------------------------

                                           Its:          Officer
------------------------                       -------------------------------

                                     LEASE


        THIS LEASE made this 7th day of January, 1986, by and between C. J. EDWARDS COMPANY, INC., of 3905 Rochester Road, Royal Oak, Michigan 48073, doing business as Edwards Ohio, Inc., the Lessor, hereinafter designated as the LANDLORD, and ARROW MOLDED PLASTICS, INC., of 600 S. Clinton Street, Circleville, Ohio 43113, the Lessee, hereinafter designated as the TENANT.


1.      DESCRIPTION OF LEASED PROPERTY.

        The Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed by the Tenant, does hereby lease unto the Tenant the following described premises:

        Situated in the City of Circleville, County of Pickaway, State of Ohio and bounded and described as follows:

        Beginning at a half inch rebar set in the East line of Clinton Street said iron pin being 81.00' South of and at right angles to the centerline of the N and W Railroad original centerline (formerly Penn Central Railroad); thence on a line parallel to and 81.00 feet from railroad centerline S 86 10' 12" E 410.91 feet to a half inch rebar set, being in the Westerly line of Lot No. 1 of Van Riper's Subdivision; thence partly with said West line S 2 49' W 270.47 feet to an axle found; thence N 87 44' W 512.00 feet to a half inch iron pin found in the Easterly line of Clinton Street 163.25 feet from an iron pin found at the Point of Intersection of said East line of Clinton Street with the North line of Half Avenue; thence with the East line of Clinton Street N 22 30' 15" E 300.20 feet to the Place of Beginning.

        Containing 2.9307 acres, more or less. together with the easements described on Exhibit A and all improvements, appurtenances and attachments thereto ("the demised premises"). Landlord makes no representations or warranties, express or implied, with respect to the condition of the building






                                   EXHIBIT
                                      A
and other improvements, appurtenances and attachments thereto. Tenant acknowledges that said building, improvements, appurtenances and attachments (including, without limitation, all mechanical, HVAC, plumbing and electrical systems) have been constructed and installed under Tenant's direct supervision, and have been approved and accepted by Tenant. Tenant assumes sole responsibility for any latent or patent defect or nonconformity to any plan, specification or contract, whether the same relates to the structure of the building, or otherwise, and Tenant shall make no claim against Landlord with respect thereto. Tenant is leasing the demised premises "as is" and accepts the same in its current condition.

        With respect to any defect in the demised premises, Landlord grants to Tenant the nonexclusive right to enforce all warranties against the makers thereof to the extent such warranties have been assigned to Landlord by Glad Plastics, Inc., an Ohio corporation, are assignable by Landlord to Tenant, and provided that any recovery by Tenant shall be fully applied to correct the defect in the demised premises for which such enforcement was sought. "Recovery," for the purposes of this Lease, shall include any money, property or other consideration received from any person who is or may be liable under any warranty described above, whether as a result of settlement, legal action, voluntary payment, or otherwise. Landlord makes no representation with respect to any warranty described above, whether in regard to the existence, validity or extent thereof, or otherwise.

        In the event, in the opinion of counsel for Tenant, it becomes necessary or desirable for Landlord to be a party to any action instituted by Tenant for the purpose of enforcing any warranty described above, Landlord will become a party to such action and will cooperate with Tenant in the prosecution thereof, provided, however, that Tenant shall be responsible for all costs and expenses incurred by Landlord in connection therewith including, without limitation, actual reasonable attorney fees.


2.      TERMS AND EXTENSIONS.

        The initial term of this Lease shall be for a period of ten (10)
years, commencing on January 7, 1986, and terminating on January 6, 1996, both
dates inclusive (hereinafter referred to as the "initial term").   Provided
Tenant is not in default of any terms of this Lease at the time Tenant notifies Landlord of the exercise of any option hereunder, Tenant shall have the option to extend and renew this Lease for three (3) successive periods of five (5) years each, the first of said periods of renewal and extension shall commence on January 7, 1996, and terminate on January 6, 2001, (hereinafter referred to as the "first renewal term"). The second of said periods of renewal and extension shall commence on January 7, 2001, and terminate on January 6, 2006, hereinafter referred to as the "second renewal term"). The third of said periods of renewal and extension shall commence on January 7, 2006, and terminate on January 6, 2011, (hereinafter referred to as the (third renewal term"). The options to or renew extend herein contemplated shall be exercised by Tenant by advising the Landlord by certified mail, return receipt requested as hereinafter provided not less than six (6) months prior to the expiration of the term of the lease then in effect.

        Each such renewal term shall be upon the same terms, covenants and conditions, excluding rent, as provided in this Lease for the initial term. Any termination of this Lease during any term shall terminate any and all further rights of renewal or extension hereunder.


3.      RENT.

        The rent for the initial and renewal terms shall be as follows:

        A. For the purposes of this Agreement, the term "lease year" shall be the twelve-month period commencing on each anniversary date of the first day of the initial lease term during the period of the initial term of this Lease, and during each renewal term.

        B. The rent for the first lease year (January 7, 1986 to January 6, 1987) shall be TWO HUNDRED EIGHTY-EIGHT THOUSAND ($288,000.00) DOLLARS.

        C. The rent for the second lease year, and each lease year thereafter, shall be TW0 HUNDRED EIGHTY-EIGHT THOUSAND ($288,000.00) DOLLARS subject to the following adjustments:

           (1) In the event the prime rate of interest announced by Michigan National Bank of Detroit as its "prime rate," on the last day of the immediately preceding lease year is greater than 9 1/2", the rent for the lease year then beginning shall be increased by $3,800.00 for each 1/4% increase in the prime rate in excess of 9 1/2%. For example, if the prime rate on the last day of the third lease year is 10 1/2%, the rent for the fourth lease year shall be $288,000.00 + ($3,800.00 x 4) = $303,200.00.


           (2) In the event the prime rate of interest announced by the Michigan National Bank of Detroit as its prime rate on the last day of the immediately preceding lease year is less than 9 1/2%, the rent for the lease year then beginning shall be decreased by $3,800.00 for each 1/4% decrease in the prime rate below 9 1/2%, provided, however, that in no event shall any such decrease reduce the rent due under this Paragraph 3C below $250,000.00. For example, if the prime rate on the last day of the third lease year is 9 1/4%, the rent for the fourth lease year shall be $288,000.00 - $3,800.00 = $284,200.00.

        D. The rent due for each lease year shall be payable in advance, in twelve equal monthly installments, which shall be due and paid on the seventh day of each month during the lease year.

        All rent shall be payable in advance, without demand, on the first day of each month.

        If the Tenant shall default in any payment or expenditure other than rent required to be paid or expended by the Tenant under the terms hereof, the Landlord may at its option make such payment or expenditure, in which event the amount thereof shall be payable as rental to the Landlord by the Tenant on the next ensuing rent day together with interest at the prime rate then in effect as published by the Michigan National Bank of Detroit from the date of such payment or expenditure by the Landlord and on default in such payment the Landlord shall have the same remedies as on default in payment of rent.

        All payments of rent or other sums to be made to the Landlord shall be made at such place as the Landlord shall designate in writing from time to time.

4.      ASSIGNMENT.

        The Tenant covenants not to assign or transfer this Lease or hypothecate or mortgage the same or sublet said demised premises or any part thereof without the written consent of the Landlord. Any assignment, transfer, hypothecation, mortgage or subletting without said written consent shall give the Landlord the right to terminate its Lease and to re-enter and repossess the demised premises. If Tenant shall desire to assign this Lease or sublet the demised premises, in whole or in part, Landlord will not unreasonably withhold or delay its consent thereto provided Tenant complies with each of the following:

        A. Tenant shall give Landlord at least 30 days' prior written notice of its desire to assign or sublet, which notice shall include reliable information indicating that the proposed assignee or subtenant is reputable and financially responsible, and shall describe the business of the proposed assignee or subtenant.

        B. Prior to delivery of Landlord's said consent, Tenant shall deliver to Landlord either:

            (1) A counterpart executed copy of any such assignment, which shall include an assumption by the assignee, from and after the effective date of such assignment, of the performance and observance of the covenants and conditions in this Lease contained on Tenant's part to be performed and observed; or


            (2) If a sublease be involved, a counterpart executed copy of the proposed sublease, which sublease shall specify, in such detail as Landlord shall reasonably request, and subject to the requirements of Paragraph 6 hereof, the use or uses to which the demised premises shall be put, that such sublease shall not be assigned, nor the demised premises further sublet without the prior written consent of the Landlord. No sublease shall be for a term which shall extend beyond two days prior to the expiration of this Lease.

        Whenever Tenant shall claim, under this Paragraph or any other part of this Lease, that Landlord has unreasonably withheld or delayed its consent to some request of Tenant, Tenant shall have no claim for damages by reason of such alleged withholding or delay, and Tenant's sole remedies therefor shall be a right to obtain specific performance or injunction, but in any event without recovery of damages.


5.      BANKRUPTCY AND INSOLVENCY.

        The Tenant agrees that if the estate created hereby shall be taken in execution, or by other process of law, or if the Tenant shall be adjudged bankrupt or insolvent, according to law, or any receiver be appointed for the business and property of the Tenant, or if any assignment shall be made of the Tenant's property for the benefit of creditors, then and in such event this Lease may be cancelled at the option of the Landlord.


6.      USE AND OCCUPANCY.

        It is understood and agreed between the parties hereto that said demised premises during the continuance of this Lease shall be used and occupied for manufacturing in accordance with local ordinances and for no other purpose or purposes without the written consent of the Landlord, and that the Tenant will not use the demised premises for any purpose in violation of any law, municipal ordinance or regulation, and that on any breach of this Agreement, the Landlord may at its option terminate this Lease forthwith and re-enter and repossess the demised premises.


6A.       USE OF EASEMENT,

          Tenant hereby assumes all of the obligations imposed on Grantee under, and accepts all of the restrictions on Grantee's use contained in, the easement set forth in Exhibit A, attached. Without limiting the generality of the foregoing, tenant expressly assumes the obligation of Grantee to hold Grantor, its successors and assigns, harmless from any loss, claim, liability, damage, or cost, in any way relating to Grantee's or Tenant's use of the easement. Tenant's obligations hereunder shall be applicable only during the initial or any extended term of this Lease, and upon purchase of the demised premises by Tenant, Tenant shall be permanently bound as grantee under said easement in the place and stead of Landlord.

        FIRE.

        It is understood and agreed that if the demised premises be damaged or destroyed in whole or in part by fire or other casualty during the term hereof, the Landlord will repair and restore the same to good tenantable condition with reasonable dispatch. The rent herein provided for shall not abate in any manner or upon any condition whatsoever. In case the demised premises, or the building of which they are a part, shall be destroyed to the extent of more than one-half of the value thereof, the Landlord may at its option terminate this Lease forthwith upon 30 days written notice to the Tenant.


8.      TENANT TO INDEMNIFY.

        The Tenant agrees to indemnify and hold harmless the Landlord from any liability for damages to any person or property in, on or about said demised premises from any cause whatsoever; and Tenant will procure and keep in effect during the term hereof public liability and property damage insurance for the benefit of the Landlord and Tenant, as their interests may appear, in the sum of FIVE HUNDRED THOUSAND ($500,000) DOLLARS for damages resulting to one person and TWO MILLION ($2,000,000) DOLLARS for damages resulting from one casualty, and ONE MILLION ($1,000,000) DOLLARS property damage insurance resulting from any one occurrence. Subject to the provisions of Paragraph 16 hereof, Tenant shall deliver said policies to the Landlord and upon Tenant's failure to obtain insurance as required in this Paragraph the Landlord may at its option obtain such insurance and the cost thereof shall be paid as additional rent due and payable upon the next ensuing rent day.


9.      REPAIRS AND ALTERATIONS.

        The Tenant covenants and agrees that it will, at its own expense, during the continuation of this Lease, keep the demised premises, including, without limitation, the roof, outer walls, doors, door frames, windows, window frames, fixtures, cooling towers, chillers, appliances, plumbing, heating, air conditioning, electrical systems, parking lot, driveways and grounds, and every part thereof in as good repair and at the expiration of the term yield and deliver up the same in like condition as when taken, normal and reasonable wear and tear excepted. The Tenant shall not make any alterations, additions or improvements to said demised premises without the Landlord's written consent, and all alterations, additions or improvements made by either of the parties hereto upon the demised premises, except movable office furniture and trade fixtures put in at the expense of the Tenant, shall be the property of the Landlord, and shall remain upon and be surrendered with the demised premises at the termination of this Lease, without molestation or injury. However, Landlord shall not unreasonably withhold consent.


10.   EMINENT DOMAIN.

      In the event the whole of the demised premises, or such portion thereof as will make the demised premises unsuitable for the purposes herein leased, is condemned for any public use or purpose by any legally constituted authority, then in either of such events this Lease shall cease from the time when possession is taken by such public authority and rental shall be accounted for between Landlord and Tenant as of the date of the surrender of possession. Such termination shall be without prejudice to the rights of either Landlord or Tenant to recover compensation from the condemning authority for any loss or damage caused by such condemnation. Neither Landlord nor Tenant shall have any rights in or to any award made to the other by the condemning authority.

11.     RESERVATION.

        The Tenant shall not erect any structure for storage or any aerial, or use the roof for any purpose without the consent in writing of the Landlord.

12.     CARE OF PREMISES.

        The Tenant shall not perform any acts or carry on any practices which may injure the building or be a nuisance or menace to other Tenants, if any, in the building and shall keep the demised premises under its control (including adjoining drives, streets, alleys or yards) clean and free from rubbish, dirt, snow and ice at all times, and it is further agreed that in the event the Tenant shall not comply with these provisions, the Landlord may enter upon said demised premises and have rubbish, dirt and ashes removed and the sidewalks cleaned, in which event the Tenant agrees to pay all charges that the Landlord shall pay for hauling rubbish, ashes and dirt, or cleaning walks. Said charges shall be paid to the Landlord by the Tenant as soon as the bill is presented to Tenant and the Landlord shall have the same remedy as is provided in Paragraph 19 of this Lease in the event of Tenant's failure to pay.

13.   TAXES AND ASSESSMENTS.

        Tenant shall pay all real estate taxes and assessments as the same become due, but no later than thirty (30) days after tax bills are received by Tenant. The Tenant shall provide copies of paid property tax receipts to the Landlord prior to the time the same shall become due. Real estate taxes for periods extending subsequent to any term of this Lease shall be prorated between Landlord and Tenant based on the number of days during the period covered by the tax that this Lease is in effect. Landlord shall notify the Tenant of the amount of Tenant's prorated share, together with suitable documentation showing the amount of the tax and the calculation of the prorated share. Tenant shall pay its prorated share to Landlord not later than ten (10) days after receiving notice of the share.

14.   DENIAL OF SUBROGATION RIGHTS.

        Landlord shall have no right of action against the Tenant on account of any loss or damage to the demised premises from fire or other casualty to the extent that such loss is covered by insurance, and the Tenant shall have no right of action against the Landlord on account of any loss or damage to the Tenant's property or business in the demised premises to the extent that such loss is covered by insurance, and each party shall see to it that its policies of insurance contain or are endorsed with the standard waiver of subrogation clause.

15.    MORTGAGE SUBORDINATION.

       Upon written request by Landlord, Tenant shall execute and deliver an agreement subordinating this Lease to any first mortgage upon the demised premises, provided, however, such subordination shall be upon the express condition that the validity of this Lease shall be recognized by the mortgagee, and that, notwithstanding any default by the mortgagor with respect to said mortgage or any foreclosure thereof Tenant's possession and right of use under this Lease in and to the demised premises shall not be disturbed by such mortgagee unless and until Tenant shall breach any of the provisions hereof, and this Lease or Tenant's right to possession hereunder shall have been terminated in accordance with the provisions of this Lease.

16.    INSURANCE.

       Tenant shall keep the buildings on the demised premises insured against loss or damage by fire with extended coverage endorsement in an amount not less than Ninety-five (95%) percent of the full insurable value as determined from time to time. The term "full insurable value" shall mean actual replacement cost (exclusive of cost of excavation, foundations and footings) without deduction for physical depreciation, subject only to any maximum policy amount imposed by the insurer after Tenant gives

Landlord notice of such limitation and Landlord is unable within thirty (30) days thereafter to advise Tenant of another insurer which will extend or delete such limitation. Such insurance shall be issued by financially responsible insurers duly authorized to do business in the State of Ohio and satisfactory to the Landlord. Tenant will deliver to Landlord policies of all insurance coverages required under this Lease immediately upon issuance of same or, if acceptable to Landlord's lender, the Michigan National Bank of Detroit, copies of such policies issued and certified by the insurer to be true and complete copies of the original policies.

17.     TAX APPEALS.

        Landlord does hereby authorize Tenant to appeal from all real estate taxes and assessments with respect to which Tenant is obligated to pay all or any portion thereof under the terms of this Lease. Tenant may take such appeal either in its own name, in the name of the Landlord, or in the name of both Tenant and Landlord. Landlord shall extend every reasonable cooperation to assist Tenant in taking such appeal. The expenses of such appeal shall be Tenant's responsibility.

18.     WAIVER OF CLAIMS.

        Tenant agrees that to the extent not prohibited by law Landlord and its officers, agents, servants, and employees shall not be liable for any damage or loss to person or property or loss due to the demised premises or any part thereof or any appurtenances thereof becoming out of repair, or due to the happening of any accident in or about said demised premises, or due to any act or neglect of any tenant or occupant of said demised premises or of any other person and Tenant agrees that it will make no claim therefor. This provision shall apply particularly (but not exclusively) to damage caused by water, snow, frost, steam, sewage, gas, sewer gas or odors or by the bursting or leaking of pipes, faucets and plumbing fixtures, and shall apply regardless of the person whose act or neglect was responsible for the damage and whether the damage was due to any of the causes specifically enumerated above or to some other cause of an entirely different kind. Tenant further agrees that all property in or on the demised premises shall be at the risk of Tenant only, and that Landlord shall not be liable for any damage thereto or loss or theft thereof.


19.     LANDLORD'S REMEDIES ON DEFAULT.

        Upon the occurrence of any of the following (each of which shall constitute a default hereunder):

        (a) failure of Tenant to pay when due any rental due hereunder, failure to timely pay when due any other sum of money due Landlord from Tenant on any date upon which the same becomes due, or failure to pay when due taxes, insurance, or other charges which are Tenant's responsibility hereunder, provided, however, that no action shall be taken by Landlord with respect to any such default if full payment is made within 10 days after the respective due date;

        (b) failure to keep, observe or perform any covenant, agreement, term, provision or condition of this Lease (including, without limitation, the failure to repair under Paragraph 9 of this Lease) other than payment of money which failure shall continue for more than fifteen (15) days after notice to Tenant;

           (c) the appointment of a receiver, trustee or liquidator for the Tenant or any of the property of the Tenant;

           (d) any seizure or levy against the Tenant in this Lease by execution or other legal process;

           (e) the abandonment of the demised premises, or the vacation thereof during the term without timely payment of rent and performance of all other obligations hereunder;

        then in any such event the Landlord may at its option, without further notice or demand of any kind to Tenant or any other persons and in addition to all other rights and remedies to which Landlord may be entitled, re-enter into or upon the demised premises of any part thereof, repossess the same and remove all persons and property therefrom. Landlord may also pursue one or more of the following remedies in addition to all other rights and remedies it may have:

                (i) Cure such default for the account of and at the expense of Tenant and all sums so expended by Landlord shall be deemed to be Additional Rent and shall be paid by Tenant on the day the rent shall next become due and payable under this Lease,

                (ii) Pursue its legal remedies against Tenant without terminating this Lease, including any action for rent or any other amounts due and unpaid,

                (iii) Terminate this Lease by giving written notice of such termination to Tenant in which case Tenant shall be liable to Landlord in damages in an amount equal to the value of the total rent provided to be paid by Tenant for the balance of the term plus all damages and costs incurred by Landlord as a result of such default including the cost of recovering the demised premises, any damage to the demised premises and all reasonable attorneys' fees, less the fair rental value of the demised premises for balance of the term.

        Nothing herein contained shall be construed as limiting or precluding the recovery by the Landlord against the Tenant of any sums or damages or remedies to which, in addition to the damages and remedies particularly provided above, the Landlord may lawfully be entitled by reason of any default hereunder on the part of the Tenant.

        In the event of default, breach or threatened breach by Tenant of any of the terms, covenants, conditions, limitations, provisions and agreements hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for.

20.    SURRENDER OF POSSESSION.

        Upon the termination of this Lease and the term hereby created or upon the termination of Tenant's right of possession, whether by lapse of time or at the option of Landlord as aforesaid, Tenant will at once surrender possession of the demised premises to Landlord and remove all property and effects therefrom, and if such possession is not immediately surrendered

Landlord may forthwith re-enter the demised premises, repossess itself thereof and remove all persons, property and effects therefrom, using such force as may be necessary, without being deemed guilty of any manner of trespass or forcible entry or detainer, without being liable to Tenant for damages resulting therefrom and Tenant expressly waives any right of action therefor. Without limiting the generality of the foregoing, Tenant agrees to remove at the termination of the term the office furniture, equipment, personal property and trade fixtures and such of Tenant's alterations, improvements and additions as may be requested by Landlord, all at Tenant's expense and Tenant shall repair all damage to the demised premises resulting from such removal. If Tenant shall fail or refuse to remove all such property from the demised premises, Tenant shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Landlord without any cost either by set-off, credit allowance or otherwise, and Landlord may at its option accept the title to such property or, at Tenant's expense may: (a) remove the same or any part thereof in any manner that Landlord shall choose; and (b) store the same without incurring liability to Tenant or any other person.


21.   HOLDING OVER.

        In the event Tenant shall retain possession of the demised premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, Tenant shall be considered a trespasser and shall be liable for liquidated damages in an amount equal to double the monthly rent during the last month of tenancy for each month or portion thereof Tenant is in possession.

22.     COVENANT AGAINST LIENS.

        Tenant covenants and agrees not to allow or permit any lien of mechanics or materialmen to be placed against the demised premises, or any part thereof, and it is expressly understood and agreed that Tenant has no authority or power to cause or permit any such lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon Landlord's title or interest in the demised premises or any part thereof , and any and all such liens and encumbrances created by Tenant shall attach to Tenant's interest only. If because of any act or omission of Tenant, any mechanics, materialmen's lien, or othcr lien, charge or order for the payment of money shall be filed against Landlord or any portion of the demised premises, Tenant shall, at its own cost and expense, promptly cause the same to be discharged of record and Tenant shall indemnify and save harmless Landlord against and from any and all cost, liabilities, suits, penalties, claims and demands, including reasonable attorneys' fees resulting therefrom.

23.     NON-WAIVER.

        No waiver or modification by the Landlord of any covenant, agreement, term, provision or condition of this Lease shall be deemed to have been made unless expressed in writing and signed by the Landlord. The failure of the Landord to insist in any instance upon the strict keeping, observance or performance of any covenant, agreement, term, provision or condition of this Lease or to exercise any election herein contained shall not be construed as a waiver or relinquishment for the future of any such covenant, agreement, term, provision, condition or election, but the same shall continue and remain in full force and effect. No waiver by Landlord at any time of any breach of any provision of this Lease shall be deemed a waiver or breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision of this Lease. The receipt and retention by the Landlord of any rent with knowledge of the breach of any covenant, agreement, term, provision or condition contained in this Lease shall not be deemed a waiver of such breach and the receipt and retention by the Landlord of rental from anyone other than the Tenant shall not be deemed acceptance of such other person as a tenant or a release of the Tenant from the observance and performance by the Tenant of all the covenants, agreements, terms, provisions and conditions herein contained. No surrender of possession of the demised premises or any part thereof or of any remainder of the term shall release the Tenant from any or all of its obligations hereunder unless specifically accepted by the Landlord in writing.

24.  TENANT'S OBLIGATIONS ARE UNCONDITIONAL.

        Each of Tenant's obligations hereunder are unconditional and
independent covenants and obligations.   Tenant hereby irrevocably and
unconditionally waives any rights it may now or hereafter have, by way of set-off, counterclaim or otherwise, to reduce, diminish or offset its obligations under this Lease, including, without limitation, rent, tax and insurance obligations, by reason of any breach or threatened breach of any obligation, claim or debt which may now or hereafter become owing to Tenant from Landlord, U.S. Plastics Corporation, Farathane, Inc., Chemcast Corporation, U.S. Plastics Products Company, Edwards Industries, Inc., or any other company, now or hereafter formed, twenty-five (25%) percent of the capital stock of which is now or hereafter owned by any one or more of the above, or C. J. Edwards, Jr.


25.   COMPLIANCE WITH LAWS.

        The Tenant shall at its own expense under penalty of forfeiture and damages comply no later than ten (10) days after receiving notice of violation with all lawful laws, orders, regulations or ordinances of all municipal, County, State and Federal authorities affecting the demised premises and the cleanliness, safety, occupation and use of same; provided, however, that unless Landlord's interests shall be adversely affected or prejudiced Tenant may in good faith contest the same and, in the event of contest, shall not be required to comply until ten (10) days after the contest is terminated by judgment (after any period for appeal has lapsed) or settlement.


26.    DAMAGE OR INJURY TO TENANT.

       The Landlord shall not be responsible or liable to the Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the demised premises or any part thereof, for any loss or damage resulting to the Tenant or its property from bursting, stoppage or leaking of water, gas, sewer or steam pipes.


27.    RE-RENTING.
       The Tenant hereby agrees that for a period commencing six (6) months prior to the termination of this Lease, the Landlord may show the demised premises to prospective Tenants, and prior to the termination of this Lease, may display in and about said demised premises and in the windows thereof, the usual and ordinary "TO RENT" signs.


28.    GAS, WATER, HEAT, ELECTRICITY.
       The Tenant will pay all charges against the demised premises for gas, water, heat and electricity during the continuance of this Lease, as the same shall become due and will promptly obtain and thereafter maintain gas and electricity services for the demised premises at Tenant's sole cost and expense.

29.    ADVERTISING DISPLAY.
       It is further agreed that all signs and advertising displayed in and about the demised premises shall be such only as reasonably advertise the business carried on upon said demised premises.

30.    ACCESS TO PREMISES.
       The Landlord shall have the right to enter upon the demised premises at all reasonable hours for the purpose of inspecting
the same.   If the Landlord reasonably deems any repairs necessary it may demand that the Tenant make the same and if the Tenant refuses or neglects forthwith to commence such repairs and complete the same with reasonable dispatch the Landlord may make or cause to be made such repairs and shall not be responsible to the Tenant for any loss or damage that may accrue to Tenant's stock or business by reason thereof, and if the Landlord makes or causes to be made such repairs the Tenant agrees that it will forthwith on demand pay to the Landlord the cost thereof with interest at 12% per annum, and if it shall make default in such payment the Landlord shall have the remedies provided in Paragraph 19 hereof.

31.   QUIET ENJOYMENT.
        The Landlord covenants that the said Tenant, on payment of all the aforesaid installments and performing all the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid.


32.   REMEDIES NOT EXCLUSIVE.
        It is agreed that each and every of the rights, remedies and benefits provided by this Lease shall be cumulative, and shall not be exclusive of any other of said rights, remedies and benefits, or of any other rights, remedies and benefits allowed by law.

33.  DELAY OF POSSESSION.
     It is understood that if the Tenant shall be unable to enter into and occupy the demised premises at the time above provided, by reason of the said demised premises not being ready for occupancy, or by reason of the holding over of any previous occupant of said demised premises, or as a result of any cause or reason beyond the direct control of the Landlord, the Landlord shall not be liable in damages to the Tenant therefor, but during the period the Tenant shall be unable to occupy said demised premises as hereinbefore provided, the rental therefor shall be abated and the Landlord is to be the sole judge as to when the demised premises are ready for occupancy.


34.   OPTION TO PURCHASE.
      A. Tenant shall have the option to purchase the demised premises, upon the terms and conditions described in this Paragraph 34.

      B. Tenant's option to purchase shall be exercisable only during the period commencing December 1, 1989 and ending November 30, 1991. Said option may be exercised at any time during said period and shall be exercised by giving written notice thereof to Landlord during said period.

      C.    The purchase price of the demised premises shall be TWO
MILLION FOUR HUNDRED THOUSAND ($2,400,000.00) DOLLARS plus one-half of the difference between $2,400,000.00 and the Appraised Value of the demised premises on the date said option is exercised. In no event shall the purchase price be less than TWO MILLION FOUR HUNDRED THOUSAND ($2,400,000.00) DOLLARS.

            The  "Appraised Value" of the demised premises shall be
determined by such appraiser as the parties shall mutually select in writing within thirty (30) days after Tenant gives notice
exercising its option to purchase the demised premises. If the parties fail to appoint such appraiser within said thirty-day period, the Landlord and Tenant shall each appoint one appraiser and notify the other of such appointment within ten (10) days after the expiration of said thirty-day period. The two appointed appraisers shall thereafter promptly appoint a third appraiser. The three appraisers thus appointed shall endeavor to arrive at a single Appraised
Value.   If, however, they are unable to do so within ninety (90) days after the date Tenant gives notice exercising its option to purchase the demised premises, the Appraised Value shall be determined by aggregating the Appraised Value submitted by each appraiser and dividing such aggregate amount by three.

        Each appraiser hereunder shall be a resident of the State of Ohio, shall have devoted the majority of his time to employment as an appraiser during at least the three year immediately preceding his appointment, shall be duly licensed (if applicable) as an appraiser under the laws of Ohio, and shall be disinterested. The costs of any appraisal or appraisals made pursuant to this Agreement shall be borne equally between Landlord and Tenant. Each appraisal made hereunder shall be in writing, signed by the appraiser who shall also certify that he is qualified as described above.

        D. This option may not be exercised at any time while the Tenant is in default under any covenant or obligation of Tenant, regardless of whether the same may otherwise be deemed a material or substantial default, unless such default is expressly waived by Landlord in writing.

       E. The option provided under this Paragraph 34 shall automatically be void if this Lease is terminated or cancelled for any reason prior to its being exercised. If this option is not exercised for any reason prior to November
30, 1991, Tenant shall certify in writing, in recordable form, in such detail as Landlord may reasonably request, that said option has expired unexercised, is no longer in effect, and that Tenant has no rights thereunder.

      F. Upon exercise of the option, the terms of said sale shall be as follows:

           (1) The Purchase price shall be fully paid in cash at closing.

           (2) Closing shall take place on the demised premises or at such other location as the parties shall mutually agree upon in writing, within fifteen (15) days after Landlord delivers to Tenant a commitment for title insurance in the amount of the purchase price, certified to a date subsequent to the notice of Tenant's exercise of its option. Tenant shall have ten (10) days following receipt of the commitment to notify Landlord of any exceptions in the commitment which are unacceptable to Tenant, in which case Landlord shall, upon notice to Tenant, either:

            (a) terminate the purchase agreement at no further cost, expense or obligation on the part of either Landlord or Tenant, or

             (b) remove any unacceptable exception and proceed to close in which case Tenant shall agree to postpone the Closing for up to thirty (3O) days.

Landlord shall at the closing deliver to Tenant its general warranty deed conveying all of Landlord's title to the demised premises, subject to easements, building and use restrictions, and such other encumbrances, if any, as may be disclosed in such title insurance commitment. Tenant shall be entitled to credit against the purchase price the amount necessary to discharge
any mortgage against the demised premises given by Landlord.    Real property
taxes and assessments shall be prorated as provided in this Lease.

        G. Anything to the contrary herein contained notwithstanding, in the event the Sales Representation Agreement between Tenant and C. J. Edwards Company, Inc. has been terminated for any reason, prior to Tenant's exercise of this option, or if notice of termination thereof has been given by either party to said agreement for any reason, the purchase price under this option shall be the greater of the following amounts:

           (1)  the Appraised Value, determined as above provided; or

           (2)     $2,400,000.00    plus an amount equal to $8,000.00
multiplied by the number of months Tenant has occupied the demised premises up to the date of closing.

35.  RIGHT OF FIRST REFUSAL.

        If at any time during the initial term of this Lease after Tenant's option to purchase shall have expired unexercised (and, if Tenant exercises its option to extend the term of this Lease is provided in Paragraph 2 hereof, then also at any time during any such extended term of this Lease), Landlord shall received a bona fide written offer from any person to purchase the demise premises. Landlord shall send to Tenant a true copy of such written offer and notify Tenant of Landlord's intention to accept such offer. Tenant shall have the right within ten (10) days following receipt thereof to accept the terms of the said written offer in its open name on the same terms and conditions as provided in said written offer, including, without limitation, the purchase price and terms of payment. Such acceptance shall be in writing signed by an authorized officer of Tenant. If Tenant does not so elect to purchase the demised premises within said period, Landlord may then sell the demised premises to the said buyer, provided the sale is on the same terms and conditions and for the same price as set forth in said written offer, without any further obligation to Tenant, and all rights of Tenant under this Paragraph 35 shall terminate.

36.   TENANT'S SALE OF ALL OR SUBSTANTIALLY ALL OF ITS ASSETS.

        In the event Tenant decides to sell all or substantially all of its assets to any person, firm or corporation, Tenant agrees to give Landlord at least twenty (20) days' prior written notice thereof which notice shall state the name and address of each purchaser, the terms of sale, and the date such sale will be closed. Landlord may within twenty days after receipt of such notice, upon written notice to Tenant, require that the purchaser of said assets expressly assume, in a writing satisfactory to Landlord, this Lease and all of Tenant's obligations hereunder (which assumption shall not operate as a release or discharge of any of Tenant's obligations hereunder).

37.   NOTICES.
        Whenever under this Lease a provision is made for notice of any kind it shall be deemed sufficient notice and service thereof if such notice to the Tenant is in writing addressed to the Tenant at its last known Post Office address or at the demised premises and deposited in the mail with postage prepaid and if such notice to the Landlord is in writing addressed to the last known Post Office address of the Landlord and deposited in the mail with postage prepaid. Notice need be sent to only one Tenant or Landlord where the Tenant or Landlord is more than one person.

38.   GENERAL.
        It is agreed that in this Lease the word "he" shall be used as synonymous with the words "she," "it" and "they," and the word "his" synonymous with the words "her," "its" and "their."

     The covenants, conditions and agreements made and entered into by the parties hereto are declared binding on their respec-tive successors, representatives and assigns.


     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.


WITNESSED BY:                   LANDLORD:

                                C. J. EDWARDS COMPANY, INC,

        [SIG]                   By:        [SIG]
----------------------------        ------------------------------

        [SIG]                   Its:    Sec/Treas.
----------------------------        ------------------------------


                                TENANT:

                                ARROW MOLDED PLASTICS, INC,


        [SIG]                   By:  William A. Brock
----------------------------        ------------------------------
        [SIG]                   Its: President
----------------------------        ------------------------------





STATE OF OHIO     )
                  )ss.
COUNTY OF FRANKLIN)



     On this 7th day of January, in the year of our Lord One Thousand
Nine Hundred and Eighty-Six before me, a Notary Public in and for said County, appeared William A. Brock to me personally known, who, being by me sworn, did say that he is the President of Arrow Molded Plastics, Inc., an Ohio corporation, the corporation named in and which executed the within instrument, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and said William A. Brock acknowledges said instrument to be the free act and deed of said corporation.


                                         Mary  Beth Moser
                                       ------------------------------------
                                       Notary Public, Franklin County, Ohio

                                              MARY BETH MOSER
                                              ATTORNEY AT LAW
                                       NOTARY PUBLIC-STATE OF OHIO
                                    MY COMMISSION HAS NO EXPIRATION DATE
                                            SECTION 147.03 R.C.

STATE OF OHIO     )
                  ) ss.
COUNTY OF FRANKLIN)


      On this 7th  day of January, in the year of our Lord One Thousand
Nine Hundred and Eighty-Six before me, a Notary Public in and for said County, appeared Samual J. DeMascio to me personally known, who, being by me sworn, did say that he is the Secretary - Treasurer of C. J. Edwards Company, Inc., a Michigan corporation, the corporation named in and which executed the within instrument, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and said Samuel J. DeMascio acknowledges said instrument to be the free act and deed of said corporation.


                                            Mary  Beth Moser
                                    ------------------------------------
                                    Notary Public, Franklin County, Ohio

                                             MARY BETH MOSER
                                             ATTORNEY AT LAW
                                        NOTARY PUBLIC-STATE OF OHIO
                                    MY COMMISSION HAS NO EXPIRATION DATE
                                            SECTION 147.03 R.C.




                           SECURITY PROVISION

      The Landlord herewith acknowledges the receipt of FIFTY THOUSAND DOLLARS ($50,000), which it is to retain as security for the faithful performance of all of the covenants, conditions, and agreements of this Lease, but in no event shall the Landlord be obliged to apply the same upon the rents or other charges in arrears or upon damages for the Tenant's failure to perform the said covenants, conditions, and agreements; the Landlord may so apply the security at its option; and the Landlord's right to the possession of the demised premises for non-payment of rent or for any other reason shall not in any event be affected by reason of the fact that the Landlord holds this security. The said sum if not applied toward the payment of rent in arrears or toward the payment of damages suffered by the Landlord by reason of the Tenant's breach of the covenants, conditions, and agreements of this Lease is to be returned to the Tenant when this Lease is terminated, according to these terms, and in no event is the said security to be returned until the Tenant has vacated the demised premises and delivered possession to the Landlord.

 In the event that the Landlord repossesses itself of the said demised premises because of the Tenant's default or because of the Tenant's failure to carry out the covenants, conditions, and agreements of this Lease, the Landlord may apply the said security upon all damages suffered to the date of said repossession and may retain the said security to apply upon such damages as may be suffered or shall accrue thereafter by reason of the Tenant's default or breach. The Landlord shall not be obliged to keep the said security as a separate fund, but may mix the said security with its own funds.


                                        C. J. EDWARDS COMPANY INC.

                                        By:  Samuel J. DeMascio
                                            ---------------------------
                                        Its: Sec - Treas
                                            ---------------------------

                                                      "LANDLORD"

                                                        Exhibit A



                                EASEMENT



       KNOW ALL MEN BY THESE PRESENTS, that Glad Plastics, Inc., an Ohio corporations, for good and valuable consideration to it paid by C. J. Edwards Company, Inc., a Michigan corporation, the Grantee herein and adjacent property owner, receipt of which is hereby acknowledged, does grant to Grantee, its successors and assigns a nonexclusive easement over and through the following described real estate (the "Easement Premises"):

                 Situated in the State of Ohio, County of
            Pickaway, and City of Circleville and being 20 feet off the entire north side of the property more fully described in Exhibit A, attached, with the centerline of said easement being 10 feet south of the northern boundary line of said property and running parallel to said northern boundary line.

      For the sole purpose of using and maintaining, in common with Grantor, the existing railroad spur track located on said Easement Premises.

      Grantor excepts and reserves unto itself, its successors and assigns, the right to use the Easement Premises and the railroad spur track located thereon. Grantor and Grantee will each pay one-half the cost of repairing and maintaining the Easement Premises and the railroad spur track located thereon. Neither Grantor nor Grantee shall obstruct, or otherwise prevent, the use of the railroad spur track located on the Easement Premises by the other.

      Grantee shall indemnify Grantor, its successors and assigns, against and hold Grantor, its successors and assigns, harmless from any loss, claim, liability, damage, cost, or expense imposed on or incurred by Grantor or its successors or assigns as a result of third party claims based upon or arising out of or in any way relating to Grantee's use of the Easement Premises.

      TO HAVE AND TO HOLD said premises to the Grantee, its successors and assigns as appurtenant to its adjacent property for the uses and purposes hereinbefore mentioned.

     IN WITNESS WHEREOF, Grantor has caused these presents to be subscribed this 7th day of January, 1986.


Signed and acknowledged                GLAD PLASTICS, INC.,
in the presence of:                    an Ohio corporation

 Mary Beth Moser                       By William A. Brock
---------------------------              -----------------------------
                                          William A. Brock, President
 Rebecca K. Schumacher
---------------------------


 Mary Beth Moser                        C. J. EDWARDS COMPANY, INC.,
---------------------------             a Michigan corporation

 Rebecca K. Schumacher                  By Samual J. DeMascio
 --------------------------               -----------------------------
                                           Samual J. DeMascio,
                                           Secretary/Treasurer


STATE OF OHIO,
COUNTY OF FRANKLIN,  ss:


     The foregoing instrument was acknowledged before me this 7th day of JANUARY, 1986, by William A. Brock, President of Glad Plastics, Inc., an Ohio corporation, on behalf of the corporation.

                                            Mary  Beth Moser
                                    ------------------------------------
                                             Notary Public

                                             MARY BETH MOSER
                                             ATTORNEY AT LAW
                                        NOTARY PUBLIC-STATE OF OHIO
                                    MY COMMISSION HAS NO EXPIRATION DATE
                                            SECTION 147.03 R.C.


STATE OF OHIO,
COUNTY OF FRANKLIN,  ss:

     The foregoing instrument was acknowledged before me this 7th day of January, 1986, by Samuel J. DeMascio, Secretary/Treasurer of C. J. Edwards Company, Inc., a Michigan corporation, on behalf of the corporation.


                                            Mary  Beth Moser
                                    ------------------------------------
                                             Notary Public

                                             MARY BETH MOSER
                                             ATTORNEY AT LAW
                                        NOTARY PUBLIC-STATE OF OHIO
                                    MY COMMISSION HAS NO EXPIRATION DATE
                                            SECTION 147.03 R.C.




This instrument prepared by:
Theodore S. Bloom, Esq.
Porter, Wright, Morris & Arthur
41 South High Street
Columbus, Ohio 43215

                               EXHIBIT A



Situated and being in the County of Pickaway, State of Ohio, and in the City of Circleville, and more particularly described as follows:

FIRST PIECE:   Beginning at the intersection of the north line of Half Avenue with the east line of Clinton Street; thence with the north line of Half Avenue
S. 87 degrees E. 321 and 25/100 feet to a stake; thence N. 3 degrees E. 144 and 25/100 feet to a stake in the line of lands of the C. & M.V. Railroad Co.; thence with said line N. 87 degrees W. 270 and 25/100 feet to a stake in the east line of Clinton Street; thence with said line S. 22 degrees W. 153 feet to the place of beginning, containing 98/100 acres of land, more or less. Being Lot Number One (1) of the Subdivision of the Shoe Factory property and being designated as Tract Number Two (2) in the deed of John L. Krimmel and Festus Walters, assignees to John Goellar of date August 23, 1899, and recorded in Deed Book 70, page 371, Pickaway County Deed Records.


SECOND PIECE: Lot Number Two (2). Beginning at a stake in the north line of Half Avenue Southeast corner of Lot Number One (1); thence with said line S. 87 degrees E. 50 feet to a stake; thence N. 3 degrees E. 144.25 feet to a stake in the south line of lands of the C. & M.V. Railroad Co.; thence with said line N. 87 degrees W. 50 feet to a stake in the east corner of Lot Number One (1); thence with the east line of said lot S. 3 degrees W. 144.25 feet to the place of beginning, containing 166/1000 of an acre, more or less. Being Lot Number Two (2) of the subdivision of the Shoe Factory property.

Lot Number Three (3): Beginning at a stake in the north line of Half Avenue Southeast corner of Lot Number Two (2) Thence with said line S. 87 degrees E. 50 feet to a stake; thence N. 3 degrees E. 144 25/100 feet to a stake in the south line of lands of the C. & M.V. Railroad Company; thence with said line N. 87 degrees W. 50 feet to a stake northeast corner of Lot Number Two
(2); thence with the east line of said lot S. 3 degrees W. 144 25/100 feet to the place of beginning, containing 166/1000 of an acre of land, more or less.

Lot Number Four (4). Beginning at a stake in the north line of Half Avenue Southeast corner of Lot Number Three (3); thence with said line S 87 degrees E. 50 feet to a stake; thence N. 3 degrees 144 25/100 feet to a stake in the south line of lands of the C. & M.V. Railroad Company; thence with said line N. 87 degrees W. 50 feet to a stake Northeast corner to said Lot Number Three
(3); thence with the east line of said Lot Number Three (3) South 3 degrees W. 144 25/100 to the place of beginning, containing 166/1000 of an acre of land, more or less.

Lot Number Five (5). Beginning at a stake in the north line of Half Avenue southeast corner of Lot Number Four (4); thence with said line S. 87 degrees E. 50 feet to a stake, thence N. 3 degrees E. 144 25/100 feet to a stake in the south line of the lands of the C. & M. V. Railroad Company; thence with said line N. 87 degrees W. 50 feet to a stake northeast corner of said Lot Number Four (4); thence with the east line of said lot South 3 degrees W. 144 25/100 feet to the place of beginning, containing 166/1000 of an acre of land, more or less.

Lot Number Six (6). Beginning at a stake in the north line of Half Avenue southeast corner of Lot Number Five (5); thence with said line S. 87 degrees E. 50 feet to a stake; thence N. 3 degrees E. 144 25/100 feet to a stake in the south line of lands of E. A. VanRiper; thence N. 87 degrees W. 50 feet to a stake northeast corner of said Lot Number Five (5); thence with the east line of said Lot Number Five (5) S. 3 degrees W. 144 25/100 feet to the place of beginning, containing 166/1000 of an acre of land, more or less.

Lot Number Seven (7). Beginning at a stake in the north line of Half Avenue southeast corner of Lot Number Six (6); thence with said line S. 87 degrees E. 50 feet to a stake; thence N. 3 degrees E. 144 25/100 feet to a stake in the south line of lands of E. A. VanRiper; thence with said line N. 87 degrees
w. 50 feet to a stake northeast corner of said Lot Number Six (6); thence with the east line of said lot S. 3 degrees W. 144 25/100 feet to the place of beginning, containing 166/1000 of an acre of land, more or less.

Lot Number Eight (8). Beginning at a stake in the north line of Half Avenue southeast corner of Lot Number Seven (7); theme with said line S. 87 degrees E. 50 feet to a stake; thence N. 3 degrees E. 144 25/100 feet to a stake in the south line of lands of E. A. VanRiper; thence with said line N. 87 degrees W. 50 feet to a stake northeast corner of said Lot Number Seven (7); thence with east line of said lot S. 3 degrees W. 144 25/100 feet to the place of beginning, containing 166/1000 of an acre of land, more or less.

THIRD PIECE: All that certain strip of parcel of land 15 feet wide, bounded and described as follows:

Beginning at a point in the southeastly line of Clinton Street 66 feet wide and at the southeasterly line of Clinton Street 66 feet wide and at the southwesterly corner of the parcel of land containing 130,296 square feet, more or less, which was conveyed by the Pennsylvania Ohio and Detroit Railroad Company to Harry M. Gordon by deed dated July 27, 1927, extending from said beginning point to the following four courses and distances:

1. South 70 degrees E. along the southerly line of said land so conveyed to Harry M. Gordon, S12 feet to the southeasterly corner of said land;

2. South 20 degrees 19 feet W. along the prolongation southwardly of the easterly line of said last mentioned land, 15 feet, more or less, to a point in the northerly line of other land of the grantor which is being conveyed to the grantee hereby;

3. North 70 degrees W. by said last mentioned, land on a line parallel with and distant 15 feet measured southwardly and at right angles from the said first course herein, 517 feet and 41/100 of a foot to a point in the said southeasterly line of Clinton Street; and thence:

4. North 39 degrres E. along the said southeasterly line of Clinton Street, 15 feet and 8/10 of a foot to the place of beginning. Containing 7,721 square feet, more or less.

FOURTH PIECE: Beginning at a nail in the concrete base of a steel post at the northeast corner of Lot Number Eight (8) of the Shoe Factory subdivision;
thence N. 87 degrees W. a distance of 104.25 feet to a stake;   thence of  N.
02 degrees 51 feet E. a distance of 16 feet to an iron pin; thence S. 87 degrees E. distance of 157.72 feet to aniron pipe; thence S. 05 degrees 20 feet W. a distance of 16 feet to an iron pipe; thence N. 87 degrees W. a distance of 52.8 feet to the place of beginning. Containing 0.06 acres, more or less.

Subject to encroachments, if any, onto the real property above described by adjoiners' improvements; encroachments, if any, onto adjoiner's property by improvements located on the real property above described; deficiencies, if any, in quantity of land; any matters which would be disclosed by an accurate survey and/or inspection of the real property above described; easements, rights of way and building and use restrictions of record, if any, unrecorded utility easements and rights, if any, zoning ordinances and other governmental limitations of use and building; current taxes and assessments not yet due and payable and all subsequent taxes and assessments which shall become due and payable.